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Exhibit 10.81

FORM OF

WORLDSPAN TECHNOLOGIES INC.

2004 STOCK-BASED INCENTIVE COMPENSATION PLAN

Adopted:

WORLDSPAN TECHNOLOGIES INC.

2004 STOCK-BASED INCENTIVE COMPENSATION PLAN

        1.     Purpose of the Plan

        The purpose of this Plan is to provide an effective method of compensating employees and non-employee directors of the Company, to align the interests of such individuals with the interests of the Company's shareholders and, accordingly, provide financial rewards which will allow the Company to (i) attract and retain employees and non-employee directors of outstanding ability, (ii) strengthen the Company's capability to develop and maintain a highly skilled and motivated management team and Board of Directors, (iii) provide an effective means for selected employees and non-employee directors to acquire and maintain ownership of Common Stock, (iv) motivate selected employees to achieve long-range performance goals and objects, and (v) provide incentive compensation opportunities competitive with those of other corporations.

        2.     Definitions

          2.1.  "Award" means a grant of Performance Shares, Performance Units, Restricted Stock, Options, SARs or Phantom Stock under the Plan.

          2.2.  "Board" means the Board of Directors of the Company.

          2.3.  "Cause" means: "cause" as defined in any applicable employment or similar agreement between the Company and the Participant, or in any published Company policy applicable to the Participant and in effect at the time of the Participant's termination of employment, or if there are none of the foregoing applicable, "Cause" means: (i) the Participant's willful misconduct or gross negligence in connection with the performance of the Participant's duties for the Company; (ii) the Participant's conviction of, or a plea of nolo contendre to, a felony or a crime involving fraud or moral turpitude; (iii) the Participant's engaging in any business that directly or indirectly competes with the Company; or (iv) disclosure of trade secrets, customer lists or confidential information of the Company to a competitor or unauthorized person.

          2.4.  "Change in Control" means any of the following events:

            (a)   a "person" (as such term in used in Sections 13(d) and 14(d) of the 1934 Act, other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13D-3 under the 1934 Act), directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding securities; or

            (b)   during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in Section 2.5(a), Section 2.5(c) or Section 2.5(d) hereof) whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period of whose election or nomination for election was previously approved, cease for any reason to constitute a majority thereof; or

            (c)   the Company merges or consolidates with any other corporation, other than in a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least seventy-five percent

    (75%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

            (d)   the stockholders of the Company approve a plan of complete liquidation of the Company or the Company sells or otherwise disposes of all or substantially all of the Company's assets.

          2.5.  "Code" means the Internal Revenue Code of 1986, as amended.

          2.6.  "Common Stock" means the common stock of the Company, par value $0.01 per share, or such other class or kind of shares or other securities resulting from the application of Section 12.

          2.7.  "Committee" means the Human Resources Committee or other committee designated by the Board to administer the Plan under Section 4. The Committee shall have at least two members, each of whom shall be a Non-Employee Director and an Outside Director.

          2.8.  "Company" means Worldspan Technologies Inc., a Delaware corporation, or any successor corporation.

          2.9.  "Disability" means a physical, mental or other impairment within the meaning of Section 22(e)(3) of the Code.

          2.10. "Employee" means an individual, including an officer or director, who is employed by the Company.

          2.11. "Fair Market Value" means, on any given date, the closing price of a share of Common Stock on the principal national securities exchange on which the Common Stock is listed on the day immediately prior to a given date or, if Common Stock was not traded on such date, on the last preceding day on which the Common Stock was traded.

          2.12. "Holder" means a Participant to whom an Award is made.

          2.13. "Incentive Stock Option" means an Option intended to meet the requirements of an incentive stock option as defined in section 422 of the Code and designated as an Incentive Stock Option.

          2.14. "1934 Act" means the Securities Exchange Act of 1934, as amended.

          2.15. "Non-Employee Director" means a member of the Board who meets the definition of a "non-employee director" under Rule 16b-3(b)(3) promulgated by the Securities and Exchange Commission under the 1934 Act.

          2.16. "Non-Qualified Option" means an Option not intended to be an Incentive Stock Option, and designated as a Non-Qualified Option.

          2.17. "Option" means any stock option granted from time to time under Section 9 of the Plan.

          2.18. "Outside Director" means a member of the Board who meets the definition of an "outside director" under Treasury Regulation § 1.162-27(e)(3).

          2.19. "Participant" means an Employee or Non-Employee Director selected by the Committee to receive an Award under the Plan.

          2.20. "Performance Period" means the period during which the receipt of a Performance Share under Section 6 of the Plan or a Performance Unit under Section 7 of the Plan will be deferred.

          2.21. "Performance Shares" means Common Stock awarded by the Committee under Section 6 of the Plan, the delivery of which is subject to a Performance Period.

          2.22. "Performance Unit" means an award by the Committee under Section 7 of the Plan of book entry units, each representing the right to acquire one share of Common Stock or if the Committee so determines, an amount in cash, equal to the Fair Market Value (at the time of such payment) of a number of shares of Common Stock equal to the number of units recorded in book entry form (or such greater or lesser number of shares of Common Stock as provided in Section 12), provided that the Participant (i) attains the Performance Goals established by the Committee for the applicable Performance Period and (ii) pays any required exercise price.

          2.23. "Phantom Stock" means an award by the Committee under Section 11 of the Plan of a book entry unit representing the right to acquire that number of shares of Common Stock or if the Committee so determines, an equivalent amount in cash, equal to the Fair Market Value (at the time of such payment) of the number of units recorded in book entry form (or such greater or lesser number of shares of Common Stock as provided in Section 12).

          2.24. "Plan" means the Worldspan Technologies Inc. 2004 Stock-Based Incentive Compensation Plan herein set forth, as amended from time to time.

          2.25. "Restricted Stock" means Common Stock which is subject to forfeiture for a specified Restriction Period and which is awarded by the Committee under Section 8 of the Plan.

          2.26. "Restriction Period" means the period during which Restricted Stock awarded under Section 8 of the Plan or Phantom Stock awarded under Section 11 of the Plan is subject to forfeiture.

          2.27. "SAR" means a stock appreciation right awarded by the Committee under Section 10 of the Plan.

          2.28. "Ten Percent Shareholder" means a person who on any given date owns, either directly or indirectly (taking into account the attribution rules contained in section 424(d) of the Code), stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

        3.     Eligibility

        Any Employee or any Non-Employee Director is eligible to receive an Award.

        4.     Administration and Implementation of Plan

          4.1.  The Plan shall be administered by the Committee, which shall have full power and authority to interpret the Plan, select the Participants to whom Awards will be granted, determine the type and amount of Awards to be granted to each such Participant, establish the terms and conditions of Awards granted under the Plan, and set the terms of agreements which will be entered into with Holders.

          4.2.  The Committee's powers shall include, but not be limited to, the power to determine whether, to what extent and under what circumstances an Option may be exchanged for cash, Restricted Stock, Performance Units, Performance Shares, Phantom Stock or some combination thereof; to determine whether, to what extent and under what circumstances an Award is made and operates on a tandem basis with other Awards made hereunder; to determine whether to grant Awards (other than Incentive Stock Options) that are transferable by the Holder or that are part of a severance arrangement; and to determine the effect, if any, of a Change in Control of the Company upon outstanding Awards. Upon a Change in Control, the Committee may, at its discretion, (i) fully vest any or all Awards made under the Plan, (ii) cancel any outstanding Awards in exchange for a cash payment of an amount (including zero) equal to the difference between the then Fair Market Value of the Award less the option or base price of the Award (in any instance in which the Committee applies to this Section 4.2(ii), if the Fair Market Value of the Common

  Stock subject to the Award is less than the exercise or base price of the Award, the Award shall be deemed to have been paid in full and shall be canceled with no further payment due the Holder), (iii) after having given the Holder at least 10 business days to exercise any outstanding Options or SARs, terminate any or all of the Award Holder's unexercised Options or SARs, or (iv) where the Company is not the surviving corporation, cause the surviving corporation to assume all outstanding Awards or replace all outstanding Awards with comparable awards.

          4.3.  The Committee shall have the power to adopt regulations for carrying out the Plan and to make changes in such regulations as it shall, from time to time, deem advisable. Any interpretation by the Committee of the terms and provisions of the Plan and the administration thereof, and all action taken by the Committee, shall be final and binding on Holders.

          4.4.  The Committee may condition the grant of any Award or the lapse of any Performance or Restriction Period (or any combination thereof) upon the Holder's achievement of a Performance Goal that is established by the Committee before the grant of the Award. For this purpose, a "Performance Goal" shall mean a goal that must be met by the end of a period specified by the Committee (but that is substantially uncertain to be met at the grant date of the Award) based upon: (i) the price of Common Stock, (ii) the market share of the Company (or any business unit thereof), (iii) sales by the Company (or any business unit thereof), (iv) earnings per share of Common Stock, (v) return on shareholder equity of the Company, (vi) costs of the Company (or any business unit thereof), (vii) cash flow, including EBITDA, of the Company (or any business unit thereof), (viii) return on total assets of the Company (or any business unit thereof), (ix) return on invested capital of the Company (or any business unit thereof), (x) return on net assets of the Company (or any business unit thereof), (xi) operating income of the Company (or any business unit thereof), (xii) net income of the Company (or any business unit thereof) or such additional performance goal or goals as the Board or the Committee, in its discretion shall determine, provided that until such additional goals have been disclosed to and approved by the Company's shareholders, such goals shall not be applicable to the Chief Executive Officer or the Company's other four most highly compensated executive officers. The Committee shall have discretion to determine the specific targets with respect to each of these categories of Performance Goals. Before granting an Award or permitting the lapse of any Performance or Restriction Period subject to this Section, the Committee shall certify that an individual has satisfied the applicable Performance Goal.

          4.5.  The Committee shall endeavor to grant Awards on an annual basis that total no more than 1% of the Company's outstanding Common Stock in such year, provided however, that the Committee, in its sole discretion, may provide grants that total more than 1% of the Company's outstanding Common Stock in a given year if the purposes of either the Company or the Plan would be furthered by such additional Awards, and provided further, that the limitation of this Section shall not apply to grants made pursuant to, in conjunction with, or within nine months after, an initial public offering of the Company's Common Stock.

        5.     Shares of Stock Subject to the Plan

          5.1.  Subject to adjustment as provided in Section 12, the total number of shares of Common Stock available for Awards under the Plan shall be 4,000,000 shares.

          5.2.  The maximum number of shares of Common Stock available for Awards that may be granted to any individual Participant shall not exceed 300,000 shares during any calendar year (the "Individual Limit"), except that the Individual Limit shall be increased to 1,000,000 in an individual's initial year of employment by, or in the case of a Non-Employee Director, service to, the Company. Subject to Section 5.3, Section 12 and Section 15, any Award that is canceled by the Committee shall count against the Individual Limit. Notwithstanding the foregoing, the Individual

  Limit may be adjusted to reflect the effect on Awards of any transaction or event described in Section 12.

          5.3.  Any shares issued by the Company through the assumption or substitution of outstanding grants from an acquired company shall not (i) reduce the shares available for Awards under the Plan, or (ii) be counted against the Individual Limit. Any shares issued hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares subject to any Award granted hereunder are forfeited or such Award otherwise terminates without the issuance of such shares or the payment of other consideration in lieu of such shares, the shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for Awards under the Plan.

        6.     Performance Shares

        An Award of Performance Shares is a grant by the Company of a specified number of shares of Common Stock to a Participant, which shares will be delivered to the Participant at the end of a Performance Period upon successful completion of a Performance Goal or Goals. Such an Award shall be subject to the following terms and conditions:

          6.1.  Performance Share Awards shall be evidenced by Performance Share agreements. Such agreements shall conform to the requirements of the Plan and may contain such other provisions as the Committee shall deem advisable.

          6.2.  Upon the grant of Performance Shares to a Holder, the Committee shall direct that the number of shares subject to such grant be credited to the Holder's account on the books of the Company but that issuance and delivery of the same shall be deferred until the date or dates provided in Section 6.5 hereof. Prior to issuance and delivery, the Holder shall have no rights as a stockholder with respect to any Performance Shares credited to the Holder's account.

          6.3.  Amounts equal to any dividends declared during the Performance Period with respect to the number of shares covered by a Performance Share Award will be paid to the Holder currently, or deemed to be reinvested in additional Performance Shares (subject to the same Performance Goals, if any, as the underlying Performance Share), as determined at the time of the Award by the Committee, in its sole discretion, and specified in the Performance Share agreement

          6.4.  The Committee may condition the grant of an Award of Performance Shares or the expiration of the Performance Period upon the Participant's achievement of one or more Performance Goal(s) specified in the Performance Share agreement. If the Participant fails to achieve the specified Performance Goal(s), the Committee shall not grant the Performance Share Award to the Participant, or the Holder shall forfeit the Award and no Common Stock shall be transferred to him pursuant to the Performance Share Award.

          6.5.  The Performance Share agreement shall specify the duration of the Performance Period taking into account termination of employment on account of death, Disability, Retirement or other cause. The Performance Period may consist of one or more installments. At the end of the Performance Period or any installment thereof the Common Stock underlying the Performance Shares applicable to such installment, having been credited to the account of a Holder, shall then be issued and delivered to the Holder (or, where appropriate, the Holder's legal representative) in accordance with the terms of the Performance Share agreement. The Committee may, in its sole discretion, accelerate the delivery of all or any part of a Performance Share Award or waive the deferral limitations for all or any part of a Performance Share Award.

  7.    Performance Unit

        An Award of Performance Units is a grant by the Company of a specified number of units representing the right to acquire that number of shares of Common Stock or if the Committee so determines, an equivalent amount in cash, equal to the Fair Market Value (at the time of such payment), determined in accordance with Section 2.22 of the number of specified units, that will be delivered to the Participant at the end of a Performance Period upon successful completion of a Performance Goal or Goals. Such an Award shall be subject to the following terms and conditions:

          7.1.  Performance Unit Awards shall be evidenced by Performance Unit agreements. Such agreements shall conform to the requirements of the Plan and may contain such other provisions as the Committee shall deem advisable. Such Agreement will specify the exercise price, if any, applicable to such Award.

          7.2.  Except as provided in this Section, Performance Units shall be subject to the same terms and conditions applicable to Performance Shares as stated in sections 6.2, 6.3, 6.4 and 6.5, and shall also be subject to such other terms and conditions consistent with the Plan as shall be determined by the Committee.

  8.    Restricted Stock

        An Award of Restricted Stock is a grant by the Company of a specified number of shares of Common Stock to an Participant, which shares are subject to forfeiture upon the happening of specified events. Such an Award shall be subject to the following terms and conditions:

          8.1.  Restricted Stock shall be evidenced by Restricted Stock agreements. Such agreements shall conform to the requirements of the Plan and may contain such other provisions as the Committee shall deem advisable.

          8.2.  Upon the grant of Restricted Stock to a Holder, the Committee shall direct that a certificate or certificates representing the number of shares of Common Stock subject to such grant be issued to the Holder with the Holder designated as the registered owner. The certificate(s) representing such shares shall be legended as to sale, transfer, assignment, pledge or other encumbrances during the Restriction Period and deposited by the Holder, together with a stock power endorsed in blank, with the Company, to be held in escrow during the Restriction Period.

          8.3.  During the Restriction Period the Holder shall have the right to receive dividends from and to vote the shares of Restricted Stock.

          8.4.  The Committee may condition the grant of an Award of Restricted Stock or the expiration of the Restriction Period upon the Participant's achievement of one or more Performance Goal(s) specified in the Restricted Stock Agreement. If the Participant fails to achieve the specified Performance Goal(s), the Committee shall not grant the Restricted Stock to the Participant, or the Holder shall forfeit the Award of Restricted Stock to the Company.

          8.5.  The Restricted Stock agreement shall specify the duration of the Restriction Period and the performance, employment or other conditions (including termination of employment on account of death, Disability, Retirement or other cause) under which the Restricted Stock may be forfeited to the Company. At the end of the Restriction Period the restrictions imposed under the Restricted Stock agreement shall lapse with respect to the number of shares specified thereunder, and the legend shall be removed and such number of shares delivered to the Holder (or, where appropriate, the Holder's legal representative). The Committee may, in its sole discretion, modify or accelerate the vesting and delivery of shares of Restricted Stock.

  9.    Options

        Options give a Participant the right to purchase a specified number of shares of Common Stock from the Company for a specified time period at a fixed price. Options may be either Incentive Stock Options or Non-Qualified Stock Options. The grant of Options shall be subject to the following terms and conditions:

          9.1.  Option Grants: Options shall be evidenced by Option agreements. Such agreements shall conform to the requirements of the Plan, and may contain such other provisions as the Committee shall deem advisable.

          9.2.  Option Price: The price per share at which Common Stock may be purchased upon exercise of an Option shall be determined by the Committee, but shall be not less than the Fair Market Value of a share of Common Stock on the date of grant. In the case of any Incentive Stock Option granted to a Ten Percent Shareholder, the option price per share shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date of grant.

          9.3.  Term of Options: The Option agreements shall specify when and under what terms and conditions an Option may be exercisable. The term of an Option shall in no event be greater than ten years (five years in the case of an Incentive Stock Option granted to a Ten Percent Shareholder and ten years in the case of all other Incentive Stock Options).

          9.4.  Incentive Stock Options: Each provision of the Plan and each Option agreement relating to an Incentive Stock Option shall be construed so that each Incentive Stock Option shall be an incentive stock option as defined in section 422 of the Code, and any provisions of an Option agreement that cannot be so construed shall be disregarded. In no event may a Holder be granted an Incentive Stock Option which does not comply with such grant and vesting limitations as may be prescribed by section 422(b) of the Code. Incentive Stock Options may not be granted to Non-Employee Directors.

          9.5.  Restrictions on Transferability: No Incentive Stock Option shall be transferable otherwise than by will or the laws of descent and distribution and, during the lifetime of the Holder, shall be exercisable only by the Holder. Upon the death of a Holder, the person to whom the rights have passed by will or the laws of descent and distribution may exercise an Incentive Stock Option only in accordance with this Section 9.

          9.6.  Payment of Option Price: The option price of the shares of Common Stock received upon the exercise of an Option shall be paid within three days of the date of exercise: (i) in cash, or, (ii) with the proceeds received from a broker-dealer whom the Holder has authorized to sell all or a portion of the Common Stock covered by the Option, or (iii) with the consent of the Committee, in whole or in part in Common Stock held by the Holder for at least six months and valued at Fair Market Value on the date of exercise. With the consent of the Committee, payment upon the exercise of a Non-Qualified Option may be made in whole or in part by Common Stock, including Restricted Stock, which has been held by the Holder for at least six months (based on the fair market value of the Common Stock or Restricted Stock on the date the Option is exercised, as determined by the Committee). In such case, the Common Stock to which the Option relates shall be subject to the same forfeiture or restrictions then applicable to the Restricted Stock exchanged therefor. An Option may be exercised only for a whole number of shares of Common Stock.

          9.7.  Termination on Retirement or by Death or Disability: If a Holder's employment by the Company terminates by reason of the Holder's retirement (defined as a termination of employment that is treated as a retirement under other applicable Company benefit plans or policies), or by reason of death or disability, any unexercised Option granted to such Holder may thereafter be exercised by the Holder (or, where appropriate, the Holder's transferee or legal representative) to the extent such Option was exercisable at the time of termination or on such accelerated basis as the Committee may determine at or after grant) for a period of 12 months from the date of such termination of employment or until the expiration of the stated term of the Option, whichever period is shorter.

          9.8.  Termination Not for Cause: If a Holder's employment by the Company is terminated by the Company not for Cause, or voluntarily by the Holder, any unexercised Option granted to the Holder may thereafter be exercised by the Holder (or, where appropriate, the Holder's transferee or legal representative), to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine at or after grant, for a period of 90 days from the date of such termination of employment or until the expiration of the stated term of the Option, whichever period is shorter.

          9.9.  Termination for Cause: If a Holder's employment with the Company is terminated by the Company for Cause, all unexercised Options awarded to the Holder shall terminate on the date of such termination.

  10.    Stock Appreciation Rights

        SARs give the Participant the right to receive, upon exercise of the SAR, the increase in the Fair Market Value of a specified number of shares of Common Stock from the date of grant of the SAR to the date of exercise. The grant of SARs shall be subject to the following terms and conditions:

          10.1. An Award of an SAR shall be evidenced by an SAR Agreement. Such agreements shall conform to the requirements of the Plan and may contain such other provisions as the Committee shall deem advisable. An SAR may be granted in tandem with all or a portion of a related Option under the Plan ("Tandem SAR"), or may be granted separately ("Freestanding SAR"). A Tandem SAR may be granted either at the time of the grant of the Option or at any time thereafter during the term of the Option and shall be exercisable only to the extent that the related Option is exercisable.

          10.2. The base price of a Tandem SAR shall be the option price under the related Option. The base price of a Freestanding SAR shall be not less than 100% of the Fair Market Value of the Common Stock on the date of grant of the Freestanding SAR.

          10.3. An SAR shall entitle the Holder to receive from the Company a payment equal to the excess of the Fair Market Value of a share of Common Stock on the date of exercise of the SAR over the per share base price determined under Section 10.2 above, (or such lesser amount as the Committee may determine at the time of grant), multiplied by the number of shares of Common Stock with respect to which the SAR is exercised. Such payment may be in cash, in shares of Common Stock, in shares of Restricted Stock, or in any combination thereof, as the Committee shall determine. Upon exercise of a Tandem SAR as to some or all of the shares of Common Stock covered by the grant, the related Option shall be canceled automatically to the extent of the number of shares of Common Stock covered by such exercise, and such shares shall no longer be available for purchase under the Option pursuant to Section 8. Conversely, if the related Option is exercised as to some or all of the shares of Common Stock covered by the grant, the related Tandem SAR, if any, shall be canceled automatically to the extent of the number of shares of Common Stock covered by the Option exercise.

          10.4. SARs shall be subject to the same terms and conditions applicable to Options as stated in sections 9.3, 9.5, 9.7, 9.8 and 9.9. SARs shall also be subject to such other terms and conditions consistent with the Plan as shall be determined by the Committee.

  11.    Phantom Stock

        An Award of Phantom Stock is a grant by the Company of a specified number of units representing the right to acquire that number of shares of Common Stock or if the Committee so determines, an equivalent amount in cash, equal to the Fair Market Value (at the time of such payment), determined in accordance with Section 2.3, of the number of units recorded in book entry form. Such an Award shall be subject to the following terms and conditions:

          11.1. Phantom Stock Awards shall be evidenced by Phantom Stock agreements. Such agreements shall conform to the requirements of the Plan and may contain such other provisions as the Committee shall deem advisable.

          11.2. Upon the grant of Phantom Stock to a Holder, the Committee shall direct that the number of shares subject to such grant be credited to the Holder's account on the books of the Company but that issuance and delivery of the same (or, in the Committee's discretion, cash payment) shall be deferred until the Restriction Period lapses. Prior to the lapse of the Restriction Period, the Holder shall have no rights as a stockholder with respect to any Phantom Stock credited to the Holder's account.

          11.3. Amounts equal to any dividends declared during the Performance Period with respect to the number of shares covered by a Phantom Stock Award will be paid to the Holder currently.

          11.4. The Committee may condition the grant of an Award of Phantom Stock or the expiration of the Restriction Period upon the Participant's achievement of one or more Performance Goal(s) specified in the Phantom Stock Agreement. If the Participant fails to achieve the specified Performance Goal(s), the Committee shall not grant the Phantom Stock to the Participant, or the Holder shall forfeit the Award of Phantom Stock.

          11.5. The Phantom Stock agreement shall specify the duration of the Restriction Period and the performance, employment or other conditions (including termination of employment on account of death, Disability, Retirement or other cause) under which the Phantom Stock may be forfeited to the Company. At the end of a Restriction Period the Phantom Stock with respect to the number of shares specified thereunder, shall become payable and the Holder (or, where appropriate, the Holder's legal representative) shall receive such number of shares of unrestricted Common Stock or if the Committee so determines, an equivalent amount in cash, equal to the Fair Market Value (at the time of such payment) of the number of units recorded in book entry form. The Committee may, in its sole discretion, modify or accelerate the vesting and delivery of shares of Phantom Stock.

  12.    Adjustments upon Changes in Capitalization

        In the event of a reorganization, recapitalization, stock split, spin-off, split-off, split-up, stock dividend, issuance of stock rights, combination of shares, merger, consolidation or any other change in the corporate structure of the Company affecting Common Stock, or any distribution to stockholders other than a cash dividend, the Board shall make appropriate adjustment in the number and kind of shares authorized by the Plan and any other adjustments to outstanding Awards as it determines appropriate. No fractional shares of Common Stock shall be issued pursuant to such an adjustment. The Fair Market Value of any fractional shares resulting from adjustments pursuant to this Section shall, where appropriate, be paid in cash to the Holder.

  13.    Effective Date, Termination and Amendment

        The Plan shall become effective, subject to shareholder approval, upon a successful initial public offering of the Company's Common Stock. The Plan shall remain in full force and effect until the earlier of ten years from the effective date, or the date it is terminated by the Board. The Board shall have the power to amend, suspend or terminate the Plan at any time, provided that no such amendment shall be made without shareholder approval which shall (i) increase (except as provided in Section 12) the total number of shares available for issuance pursuant to the Plan; (ii) change the class of Participants eligible to be Holders; (iii) modify the Individual Limit (except as provided Section 12) or the categories of Performance Goals set forth in Section 4.4; or (iv) change the provisions of this Section 13. Termination of the Plan pursuant to this Section shall not affect Awards outstanding under the Plan at the time of termination.

  14.    Transferability

        Except as provided below, Awards may not be pledged, assigned or transferred for any reason during the Holder's lifetime, and any attempt to do so shall be void and the relevant Award shall be forfeited. The Committee may grant Awards (except Incentive Stock Options) that are transferable by the Holder during his or her lifetime, but such Awards shall be transferable only to the extent specifically provided in the agreement with the Holder. The transferee of the Holder shall, in all cases, be subject to the provisions of the agreement between the Company and the Holder.

  15.    General Provisions

          15.1. Nothing contained in the Plan, or any Award granted pursuant to the Plan, shall confer upon any Participant any right with respect to continuance of employment by or continued service with the Company nor interfere in any way with the right of the Company to terminate the employment of any Employee at any time or to terminate the service of any Non-Employee Director at any time.

          15.2. Holders shall be responsible for making appropriate provision for all taxes required to be withheld in connection with any Award, the exercise thereof and the transfer of shares of Common Stock pursuant to this Plan. Such responsibility shall extend to all applicable Federal, state, local or foreign withholding taxes. In the case of the payment of Awards in the form of Common Stock, or the exercise of Options or SARs, the Company shall, at the election of the Holder, retain the number of shares of Common Stock whose Fair Market Value equals the amount to be withheld in satisfaction of the applicable withholding taxes. Agreements evidencing such Awards shall contain appropriate provisions to effect withholding in this manner.

          15.3. To the extent that Federal laws (such as the 1934 Act, the Code or the Employee Retirement Income Security Act of 1974) do not otherwise control, the Plan and all determinations made and actions taken pursuant thereto shall be governed by the law of Delaware and construed accordingly.

          15.4. The Committee may amend any outstanding Awards to the extent it deems appropriate; provided, however, except as provided in Section 12, no Award may be repriced, replaced, regranted through cancellation, or modified if the effect would be to reduce the exercise price for the shares underlying the Award. The Committee may unilaterally amend Awards without the consent or approval of the Holder, except that the Holder's consent is required for amendments adverse to the Holder.

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  Exhibit 10.81
FORM OF WORLDSPAN TECHNOLOGIES INC. 2004 STOCK-BASED INCENTIVE COMPENSATION PLAN
WORLDSPAN TECHNOLOGIES INC. 2004 STOCK-BASED INCENTIVE COMPENSATION PLAN